Exhibit 10.5

MODIFICATIONS TO THE PUBLIC ELECTRICITY SUPPLY LICENCES ISSUED TO
POWERGEN ENERGY PLC, EASTERN ELECTRICITY PLC, MANWEB PLC, NORTHERN ELECTRICITY PLC, NORWEB PLC, SEEBOARD PLC, SOUTHERN ELECTRIC PLC AND YORKSHIRE ELECTRICITY GROUP PLC

SCHEDULE


The following modifications shall apply on and after: 1 April 2000.

1. The definition of Distribution Business in Condition 1 shall be amended to read as follows:

Distribution Business means the business of the Licensee or any affiliate or related undertaking comprising or ancillary to:

(a) the distribution (whether for its own account or that of third parties) of electricity through the Licensees Distribution System, including any business in providing connections to such system; and

(b) the provision of Metering and Data Services, other than:
- prepayment meter services
- data processing services
- data aggregation services, and
- data retrieval services

2. The definition of Supply Business in Condition 1 shall be amended by the addition of the words (including prepayment meter services, data processing services, data aggregation services and data retrieval services) after public electricity supplier.

3. Condition 11D paragraph 3 shall be amended by adding after prepayment meter services the words data processing services, data aggregation services and data retrieval services.

4. Condition 12 shall be deleted and the new Conditions 12, 12A and 12B set out in Annex A hereto shall be inserted in its place.


Annex A
Condition 12. Restriction on use of certain information and independence of the Distribution Business
1. Any information relating to or deriving from the management or operation of the Distribution Business shall, for the purposes of this Condition, be treated as confidential information.
2. The Licensee shall not (and shall procure that its affiliates and related undertakings shall not) disclose or authorise access to confidential information:
a) save to the extent provided by sub-paragraphs 3(b) to (d), to such of its (or its affiliates or related undertakings) employees, agents, advisers, consultants or contractors as are engaged in, or in respect of, the management or operation of the Supply Business; or
b) save to the extent permitted by paragraph 3, to any other person.
3. The Licensee shall (and shall procure that its affiliates and related undertakings shall) disclose or authorise access to confidential information only:
    a) In the following circumstances, namely;
i) to such of its (or its affiliates or related undertakings) employees, agents, advisers, consultants or contractors as are engaged in, or in respect of, the management or operation of the Distribution Business or any external distribution activities and require access to the information
for that purpose;       and
ii) to personnel of any other holder of a public electricity supply licence (a PES licence holder) engaged in the external distribution activities of that PES licence holder to the extent necessary for the performance by such personnel of those external distribution activities, and the use by such personnel of that information for that purpose;
provided that effective arrangements are maintained in place at all times for ensuring that no further disclosure of any information supplied or obtained pursuant to this paragraph is made and that such information is used only for the purpose of the Distribution Business or any external distribution activities of the Licensee.
b) where the Licensee (or any affiliate or related undertaking of the Licensee) is required or permitted to disclose such information by virtue of:
i) any requirement of a Competent Authority;
ii) the conditions of any licence granted under the Act or any document referred to in such a licence with which it is required by virtue of the Act or that licence to comply;
iii) any other requirement of law; or
iv) the rules of the Electricity Arbitration Association or of any judicial or other arbitral process or tribunal of competent jurisdiction;
c) where such information was provided by or relates to any person who has notified (or otherwise agreed with) the Licensee that it need not be treated as confidential; or
d) where such information, not being information provided by or relating to any person other than the Licensee, is placed by the Licensee in the public domain;
 	and in each case the Licensee shall disclose or authorise access to the confidential information only insofar as is necessary or appropriate in all the circumstances.
4. The Licensee shall use all reasonable endeavours to ensure that any person who is in possession of or has access to confidential information in accordance with sub-paragraph 3(a) shall use such information only for the purposes of the Distribution Business or any external distribution activities.
5. For the purpose of facilitating its compliance with paragraphs 1 to 4, the Licensee shall establish and shall thereafter maintain the full managerial and operational independence of the Distribution Business and any external distribution activities from each other business (whether or not a Separate Business) of the Licensee and of its affiliates and related undertakings.
6. In order to facilitate its compliance with paragraphs 1 to 5, the Licensee shall ensure that:
a) the Distribution Business is provided with such premises, systems, equipment, facilities, property, personnel, data and management resources as are necessary for the efficient and effective management and operation of the Business;
b) no business of the Licensee (or of any affiliate or related undertaking of the Licensee), other than the Distribution Business or any external distribution activities, may use or have access to:
i) premises or parts of premises occupied by persons engaged in, or in respect of, the management or operation of the Distribution Business or any external distribution activities;
ii) systems for the recording, processing or storage of data to which persons engaged in, or in respect of, the management or operation of the Distribution Business or any external distribution activities also have access;
iii) equipment, facilities or property employed for the management or operation of the Distribution Business or any external distribution activities; or
iv) the services of persons who are (whether or not as their principal occupation) engaged in, or in respect of, the management or operation of the Distribution Business or any external distribution activities; and
c) it can and does, insofar as is legally possible, prevent any person who has ceased to be engaged in, or in respect of, the management or operation of the Distribution Business from being engaged in, or in respect of, the activities of any other business of the Licensee (or of any affiliate or related undertaking of the Licensee) until the expiry of an appropriate time from the date on which he ceased to be engaged by the Distribution Business.
7. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraphs 1 to 6 - to such extent and subject to such terms and conditions as he may specify in that direction - where:
a) it is not reasonably practicable for the Licensee to comply with any aspect of those obligations;
b) in the case of paragraphs 2 to 4, a failure to comply with any aspect of those obligations would be of a trivial nature; or
c) in the case of paragraph 5 and sub-paragraph 6(b), any arrangements for the use of or access to premises, systems, equipment, facilities, property or personnel by both the Distribution Business and any other business of the Licensee (or of any affiliate or related undertaking of the Licensee):
i) do not involve a cross-subsidy being either given to the Distribution Business by such other business or received from the Distribution
Business by such other business;
ii) obtain for the Distribution Business, in the most efficient and economical manner possible, the use of the relevant premises, systems, equipment, facilities, property or personnel; and
iii) do not restrict, distort or prevent competition in the generation or supply of electricity.
8. Where, subsequent to the issue of a direction pursuant to paragraph 7, the criteria set out at sub-paragraph 7(a), (b) or (c) cease to be satisfied, the Director may withdraw the direction or modify any terms and conditions which may be specified in it.
9. For the purposes of paragraphs 7 and 8 the Director shall, following consultation with the Licensee, determine any question as to whether the criteria set out at sub-paragraph 7(a), (b) or (c) are or continue to be satisfied.




10. (a) This paragraph applies only in circumstances in which the Licensee does not itself carry out any Metering and Data Services as part of the Distribution Business but those services are provided for it by an agent acting independently of the Licensee which is not an affiliate of the Licensee and in which the Licensee holds no shares or other financial interest (a metering agent)

(b) Where paragaph (a) applies, the Licensee may disclose confidential information to its metering agent notwithstanding that the metering agent provides Metering and Data Services to the Supply Business of the Licensee or to others, provided that the Licensee maintains, and procures that the metering agent also maintains, in place at all times effective arrangements so that the metering agent does not disclose information relating to the Distribution Business to the Licensee in its capacity as electricity supplier except to the extent necessary for the metering agent to provide Metering and Data Services as part of the Distribution Business to the Supply Business of the Licensee.
11. In this Condition:

appropriate time
means 3 months, or such shorter period
as the Director may approve in respect of any person or class of persons.

Competent Authority
means the Secretary of State, the
Director, the Compliance Officer, the
Stock Exchange, the Panel on Take-overs
and Mergers, or any local or national
agency, regulatory body, authority,
department, inspectorate, minister,
ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, the United
Kingdom, the United States of America or the European Community.

confidential information
bears the meaning given at paragraph 1.

external distribution
activities
means any business of the Licensee or
any affiliate or related undertaking of the Licensee comprising or ancillary to the maintenance, repair or operation of, or other activities in connection with any electricity distribution system other than the Licensees Distribution System (an external distribution system)

Electricity Arbitration
Association
means the unincorporated members club
of that name formed inter alia to promote the efficient and economic operation of the procedure for the resolution of disputes within the electricity supply industry by means of arbitration or otherwise in accordance with its arbitration rules.

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Condition 12A.  Appointment of Compliance Officer
1. The Licensee shall no later than 31 May 2000 prepare a statement in a form approved by the Director setting out the practices, procedures and systems which the Licensee has adopted (or intends to adopt) to ensure its compliance with the Relevant Duties.
2. The Licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statement prepared in accordance with paragraph 1 and shall, at least once every year during which this Licence is in force, review such statement in order that the information set out therein shall continue to be accurate in all material respects.
3. The Licensee shall send a copy of the statement prepared in accordance with paragraph 1, and of each revision of such statement in accordance with paragraph 2, to the Director.
4. The Licensee shall, following consultation with the Director, appoint a competent person (who shall be known as the Compliance Officer) for the purpose of facilitating compliance by the Licensee with the Relevant Duties.
5. The Licensee shall at all times engage the services of the Compliance Officer for the performance of such duties and tasks as the Licensee considers it appropriate to assign to him for the purposes specified at paragraph 4, which duties and tasks shall include those set out at paragraph 8.
6. The Licensee shall procure that the Compliance Officer:
(a) is provided with such staff, premises, equipment, facilities and other resources; and
(b) has such access to its premises, systems, information and documentation as, in each case, he might reasonably expect to require for the fulfilment of the duties and tasks assigned to him.
7. The Licensee shall make available to the Compliance Officer a copy of any complaint or representation received by it from any person in respect of a matter arising under or by virtue of Condition 12 or in relation to any of the practices, procedures and systems adopted by the Licensee in accordance with the statement referred to at paragraph 1.
8. The duties and tasks assigned to the Compliance Officer shall include:
(a) providing relevant advice and information to the Licensee for the purpose of ensuring its compliance with the Relevant Duties;
(b) monitoring the effectiveness of the practices, procedures and systems adopted by the Licensee in accordance with the statement referred to at paragraph 1;
(c) investigating any complaint or representation made available to him in accordance with paragraph 7;
(d) recommending and advising upon the remedial action which any such investigation has demonstrated to be necessary or desirable;
(e) providing relevant advice and information to the Licensee for the purpose of ensuring its effective implementation of:
(i) the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1; and
(ii) any remedial action recommended in accordance with sub-paragraph
(d); and
(f) reporting annually to the directors of the Licensee - in respect of the year ending 31 December 2000 and of each subsequent year - as to his activities during the period covered by the report, including the fulfilment of the other duties and tasks assigned to him by the Licensee.
9. As soon as is reasonably practicable following each annual report of the Compliance Officer, the Licensee shall produce a report:
(a) as to its compliance during the relevant year with the Relevant Duties; and
(b) as to its implementation of the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1.
10. The report produced in accordance with paragraph 9 shall in particular:
(a) detail the activities of the Compliance Officer during the relevant year;
(b) refer to such other matters as are or may be appropriate in relation to the implementation of the practices, procedures and systems adopted in accordance with the statement referred to at paragraph 1; and
(c) set out the details of any investigations conducted by the Compliance Officer, including:
(i) the number, type and source of the complaints or representations on which such investigations were based;
(ii) the outcome of such investigations; and
(iii) any remedial action taken by the Licensee following such investigations.
11. The Licensee shall submit to the Director a copy of the report produced in accordance with paragraph 9, and shall give or send a copy of the report to any person who requests such a copy.
12. In this Condition:
Relevant Duties
means the obligations set out at Condition 12 and the terms and conditions of any direction issued pursuant to paragraph 7 of Condition
12.



Condition 12B. Restriction on use of certain information relating to the Supply Business

1. Where the Licensee or any affiliate or related undertaking of the Licensee or any agent or other person acting on its behalf receives, in the course of providing Metering and Data Services as part of the Supply Business, information from any person, such information shall be treated as relevant information for the purposes of this Condition and, subject to paragraph 7, the provisions of this Condition shall apply to that information, save where the person providing the information notifies (or otherwise agrees with) the Licensee that the information need not be treated as relevant.

2. The Licensee shall not (and shall procure that its affiliates and related undertakings and any person acting on its or their behalf shall not) use relevant information in a manner which may obtain for the Licensee or any affiliate or related undertaking of the Licensee any commercial advantage in the operation of the Supply Business.

3. The Licensee shall not (and shall procure that its affiliates or related undertakings and any person acting on its or their behalf shall not) authorise access to relevant information to any of its (or its affiliates and related undertakings) employees, agents, consultants or contractors save insofar as such persons require access to the information for the effective operation of the Metering and Data Services provided by the Supply Business.

4. The Licensee shall use all reasonable endeavours to ensure that any person with authorised access to relevant information in accordance with paragraph 3 shall use such information only for the purposes for which it was provided.

5. The Licensee shall not (and shall procure that its affiliates and related undertakings and any person acting on its or their behalf shall not) disclose relevant information other than:

(a) subject to paragraph 6, to any professional or other advisers who require such information for the purpose of providing advice which is necessary for the effective operation of the Metering and Data Services provided by the Supply Business;

(b) to the Director; and

 (c)	where the Licensee ( or any affiliate or related undertaking of the
Licensee) is required or permitted to disclose such information:

(i) in compliance with its duties under the Act or any other requirement of a Competent Authority;

(ii) in compliance with the conditions of any licence granted under the Act or any document referred to in such a licence with which it is required by virtue of the Act or that licence to comply;

(iii) in compliance with any other requirement of law;

(iv) in response to a requirement of any Stock Exchange, the Panel on Take-overs and Mergers or any regulatory authority; or

(v) pursuant to the arbitration rules for the Electricity Arbitration Association or pursuant to any judicial or other arbitral process or tribunal of competent jurisdiction.

6. Where relevant information is disclosed in accordance with sub-paragraph 5(a), the Licensee shall ensure that any persons to whom that information is disclosed are aware that it is relevant information, and shall take reasonable steps to ensure that such persons do not disclose that information save in accordance with the provisions of this Condition.

7. The Director may, upon the written request of the Licensee, issue a direction relieving the Licensee of its obligations under paragraphs 1 to 6 to such extent and subject to such terms and conditions as he may specify in that direction.

8. The Licensee shall no later than 31 May 2000 prepare a statement in a form approved by the Director setting out the practices, procedures and systems the Licensee has adopted
(or intends to adopt) to ensure its compliance:

(a)  with paragraphs 2 to 6 of this Condition; and

(b) in the provision of Metering and Data Services as part of the Supply Business, with its obligations not to restrict, distort or prevent competition.

9. The Licensee may periodically revise the information set out in and, with the approval of the Director, alter the form of the statement prepared in accordance with paragraph 8 and shall, at least once every year during which this Licence is in force, review such statement in order that the information set out therein shall continue to be accurate in all material respects.

10. The Licensee shall take all reasonable steps to ensure that it complies with the practices and procedures set out in the statement prepared in accordance with paragraph 8 (as from time to time revised).

11. The Licensee shall send a copy of the statement prepared in accordance with paragraph
8, and of each revision of such statement in accordance with paragraph 9, to the
Director.

12. The Licensee shall give or send a copy of the statement prepared in accordance  with paragraph 8, or (as the case may be) of the latest revision of such statement in accordance with paragraph 9, to any person who requests a copy of such statement.

13. Wherever required by the Director to do so (but not more than once in each calendar year) the Licensee shall produce a report as to its compliance with the practices and procedures set out in the statement prepared in accordance with paragraph 8, and such report shall:

(a) detail the procedures followed by the Licensee for monitoring its compliance with paragraph 10;

(b) refer to such other matters as are or may be appropriate in relation to the operation of the practices, procedures and systems adopted by the Licensee;

(c) outline the content of any representations received by the Licensee in respect of the practices and procedures set out in the statement prepared in accordance with paragraph 8, and detail such steps as were taken by the Licensee in response to those representations; and

(d) specify any remedial action taken by the Licensee to ensure its conformity with  the statement prepared in accordance with paragraph 8.

14. The Licensee shall submit to the Director a copy of the report produced in accordance with paragraph 13, and shall give or send a copy of the report to any person who requests such a copy.

15.  In this Condition:


 Competent Authority	means the Secretary of State, the Director and any local or
national agency, authority, department, inspectorate, minister, ministry, official or public or statutory person (whether
autonomous or not) of, or of the government of, the United
Kingdom, the United States of America or the European
Community.


relevant information	means all information required to be treated as such under
paragraph 1, but shall exclude all information that is in or enters into the public domain otherwise than as a consequence of unauthorised disclosure by the Licensee or any affiliate or related undertaking of the Licensee (or by any person to whom the same is disclosed or suffered to be disclosed by the Licensee or such affiliate or related undertaking).


Electricity Arbitration
  Association	means the unincorporated members club of that name formed
inter alia to promote the efficient and economic operation of the procedure for the resolution of disputes within the electricity supply industry by means of arbitration or otherwise in accordance with its arbitration rules.

Licence Conditions - Electricity

Condition 18, 12, 30, and 31: Code of Practice on Payment of Bills and Guidance for Dealing
with Customers in Difficulty

 1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice concerning the payment of electricity bills by its Domestic Customers, including appropriate guidance for the assistance of such customers who, through misfortune or inability to cope with electricity supplied on credit terms, may have difficulty in paying such bills.
 2. The code of practice shall include procedures by which the Licensee can distinguish, so far as reasonably practicable, customers in difficulty (the relevant customers) from others in default and can:
(a) provide general information as to how relevant customers might reduce their bills in the future by the more efficient use of electricity;
(b) where such a facility is available, accept in payment for electricity supplied sums which are deducted at source from social security benefits payable to relevant customers;
(c) detect failures by relevant customers to comply with arrangements entered into for paying by instalments charges for electricity supplied;
(d) make such arrangements so as to take into account the customers ability to comply with them;
(e) ascertain, with the assistance of any information provided by other persons or organisations, the ability of customers to comply with such arrangements; and
(f) provide for customers who have failed to comply with such arrangements, or procure for them the provision of, a prepayment meter (where safe and practicable to do so).
 3. In formulating the procedures referred to at paragraph 2 the Licensee shall have particular regard:
(a) to the purpose of avoiding in so far as is practicable, the disconnection of premises occupied by relevant customers otherwise than following compliance by the Licensee with such procedures; and
(b) to the interests of relevant customers who are of pensionable age or disabled or chronically sick and to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by such customers during the winter months of each year,
and the procedures shall be designed for the achievement of such purposes.
 4. This condition is subject to the provisions of Condition [23A, 17A, 36 and 37].



Condition 18A, 12A, 30A, and 31A: Code of Practice on the Use of Prepayment Meters

1. The Licensee shall, no later than 1 September2000, prepare and submit to the Director for his approval a code of practice concerning the use of prepayment meters by its Domestic Customers, including appropriate guidance for the assistance of its prepayment meter customers who wish to take a supply of electricity on other terms.
2. The code of practice shall set out the Licensees policy on the installation of prepayment meters and shall include procedures by which the Licensee will where appropriate:
(a) provide general information for customers on the operation, usefulness, advantages and disadvantages of prepayment meters, including details of:
(i) token outlets and card or key charging facilities within the areas supplied with electricity by the Licensee;
(ii) the actions available to customers on the malfunction of a prepayment meter or a prepayment card or key; and
(iii) any standards of performance (and associated payments) applying to the Licensee in relation to premises supplied by it through prepayment meters;
(b) arrange for the calibration of any prepayment meter provided in accordance with sub-paragraph
2(f) of Condition [18, 12, 30, and, 31] so as to take into account, having due regard to all information available to the Licensee (including any information provided by other persons or organisations), the relevant customers ability to pay any charges due from him under the arrangements contemplated by that Condition in addition to the other charges lawfully being recovered through the prepayment meter;
(c) arrange for the re-calibration of prepayment meters:
(i) in the case of an individual customer, at the conclusion of any such arrangements applying to that customer; and
(ii) generally, following changes in the price at which the Licensee supplies electricity to prepayment meter customers; and
(d) remove prepayment meters, setting out the timescale and the conditions under which such removal might be expected to take place.
3. This Condition is subject to the provisions of Condition [23A, 17A, 36 and 37].

Condition 19, 13, 35, and 36: Record of and Report on Performance

 1. The Licensee shall keep a record of its general operation of the arrangements mentioned in Conditions
[18, 18A, 19A, 20, 20A, 21, 22 and 23]* and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.
 2. The Licensee shall keep a statistical record of its performance in relation to the provision of electricity supply to its  Domestic Customers under the terms of contracts or in accordance with tariffs fixed under
Section 18 of the Act.
 3. The Licensee shall, from time to time as required by the Director, provide to the Director and to the
Relevant Consumers Committee such of the information contained in the records prepared in accordance with paragraphs 1 and 2 as the Director may request in writing.
 4. As soon as is reasonably practicable after the end of each calendar year, the Licensee shall submit to the Director and the Relevant Consumers Committee a report dealing with the matters mentioned in paragraphs 1 and 2 in relation to that year and shall:
(a) publish the report so submitted in such manner as will in the reasonable opinion of the
Licensee secure adequate publicity for it; and
(b) send a copy of it free of charge to any person requesting one, except that, in performing its obligations under sub-paragraphs (a) and (b), the Licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual Domestic Customers referred to therein cannot readily be identified.
 5. The report shall be presented, so far as is reasonably practicable, in a standard form designated by the
Director for the purposes of this Condition.
[* Also Conditions: 12, 12A, 13A, 14, 14A, 15, 16, 17; 30, 30A, 30B; 31, 32, 33, 34; 31, 31A, 31B, 32, 33, 34, 35]

Condition 19A, 13A, 30B, 31B: Provision of Services for Persons who are Blind or Deaf

 1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for its Domestic Customers who are disabled by virtue of being blind or partially sighted, or deaf or hearing impaired.
 2. The code of practice shall include arrangements by which the Licensee will, on request, in each case free of charge:
(a) make available to its blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of electricity to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the Licensee; and
(b) make available to its deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of electricity to them or any service provided by the Licensee.
 3. This Condition is subject to the provisions of Condition [23A, 17A, 36, 37].

Condition 20, 14, 31, 32: Provision of Services for Persons who are of Pensionable Age or
Disabled or Chronically Sick

 1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice detailing the special services the Licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick.  The code of practice shall include arrangements by which the Licensee will on request of such customers, where reasonably practicable and appropriate, and in each case free of charge:
(a) provide special controls and adaptors for electrical appliances and meters (including prepayment meters) and reposition meters;
(b) provide special means of identifying persons acting on behalf of  the Licensee;
(c) give advice on the use of electricity;
(d) send bills in respect of the supply of electricity to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the
Licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the Licensee); and
(e) provide, where neither the customer nor anyone living with him is able to read the electricity meter, for the meter to be read once in each quarter and for the customer to be informed of the readings so obtained.
 2. The code of practice shall further include arrangements whereby the Licensee will:
(a) establish a list (the Priority Service Register) of customers who , by virtue of being of pensionable age or disabled or chronically sick,  require:
(i) information and advice in respect of the matters set out at paragraph 1; or
(ii) advance notice of planned interruptions to the supply of electricity;
(b) notify its customers at least once each year of the existence of the Priority Service Register and of how they may be included on it; and
(c) maintain the Priority Service Register, comprising the relevant details of each customer who requests (or, in the case of a customer supplied by a private electricity supplier, whose supplier requests) his inclusion on it and:
(i) give to those of its own customers so registered, in respect of the matters set out at paragraph 1; and
(ii) give to all customers so registered, in respect of interruptions to the supply of electricity, such information and advice as may be appropriate and is of such nature as shall be set out in the code of practice.
 3. This Condition is subject to the provisions of Condition [23A, 17A, 36, 37].

Condition 22, 16, 33, 34: Efficient Use of Electricity

 1. The Licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice setting out the ways in which the Licensee will make available to customers such guidance on the efficient use of electricity, in each case given or prepared by a suitably qualified person, as will, in the opinion of the Licensee enable customers to make informed judgments on measures to improve the efficiency with which they use the electricity supplied to them.
 2. The code of practice shall include, but shall not be limited to:
(a) the preparation and making available free of charge to any customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of electricity supplied to them;
(b) the making of arrangements for maintaining sources from which customers may obtain further information about the efficient use of electricity supplied to them, including the maintenance of a telephone information service; and
(c) the preparation and making available free of charge to any customer who requests it of a statement or statements of sources (to the extent that the Licensee is aware of the same) outside the
Licensees organisation from which customers may obtain additional information or assistance about measures to improve the efficiency with which they use the electricity supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from central or local Government or through bodies in receipt of financial support from Government in connection with measures to promote the efficiency of energy use.
 3. Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the Licensee shall:
(a) review and prepare a revision of the code of practice;
(b) take steps to bring to the attention of customers information on the efficient use of electricity supplied to them; and
(c) send to each customer a copy of any information in relation to the efficient use of electricity published by the Director pursuant to Section 48 of the Act
 in such manner and at such times as will comply with those directions.
 4. This Condition is subject to the provisions of Condition [23A, 17A, 36, 37].

Condition 23A, 17A, 36, 37: Preparation, Review of and Compliance with Customer Service
Codes

 1. This Condition applies to any code of practice required to be prepared by the Licensee pursuant to
Conditions [18, 18A, 19A, 20, 20A, 22 and 23]* of this Licence.
 2. In first preparing such a code the Licensee shall, prior to submitting that code to the Director, consult the Relevant Consumers Committee and shall have regard to any representations made by the committee about such code or the manner in which it is likely to be operated.
 3. Where before the expiry of 30 days of the Licensee first submitting such code to the Director for his approval the Director notifies the Licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence, the Licensee shall forthwith make such changes as the Director may require.
 4. The Licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.
 5. In carrying out any such review the Licensee shall consult the Relevant Consumers Committee and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.
 6. The Licensee shall submit any revision of such code which, after consulting the Relevant Consumers
Committee in accordance with paragraph 5, it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.


 7. The Licensee shall:
(a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Relevant Consumers Committee a copy of such code or such revision (in each case in the form approved by the Director);
(b) at least once in each year, draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and
(c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.
 8. No changes may be made to any code otherwise than in accordance with the foregoing procedures.
 9. The Licensee shall ensure, so far as reasonably practicable, that it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this condition applies and approved by the Director or any revision to such code approved by the Director.
[* Also Conditions: 12, 12A, 13A, 14, 14A, 16, 17; 30, 30A, 30B, 31, 32, 33, 34; 31, 31A, 31B, 32, 33, 34, 35]

Condition 35, 30, 43, 44: Contractual Terms

1. Where the Licensee offers to supply electricity to Domestic Premises under Designated Supply
Contracts, it shall have available forms of Designated Supply Contract which provide for the payment of charges for electricity supplied to Domestic Premises:
(a) by prepayment through a prepayment meter;
(b) by different methods, including:
(i) by cash, at such places and to such persons as are reasonable in all the circumstances;
and
(ii) by cheque, and
(c) at a reasonable range of different intervals, including:
(i)	paying twice-monthly or fortnightly or more regularly, such sums as agreed;
(ii)	paying monthly a predetermined sum; and
(iii)	paying quarterly in arrears.
2. Before entering into any contract to supply electricity to Domestic Premises (other than through a prepayment meter) the Licensee shall inform the customer of and offer to enter into Designated Supply
Contracts which comply with sub-paragraphs 1(b) and (c).
3. The Licensee shall process all requests for a supply of electricity to Designated Premises without undue preference or undue discrimination.
4. The Licensee shall send copies of each of the forms of Designated Supply Contract (as revised from time to time) under which it supplies or offers to supply electricity:
(a) on receipt of a request, to any person; and
(b) not later than the date on which it first offers to supply electricity under each such form of
Designated Supply Contract (or revision thereof), to the Director.
5. The Licensee shall prepare, in respect of each form of Designated Supply Contract:
(a) a document which sets out an accurate summary of the Principal Terms of that form of Designated
Supply Contract; and
(b)	particulars of inducements offered to any person entering into such a contract which might reasonably be expected materially to influence the decision whether or not to enter into it.

6. The Licensee shall publish the documents and particulars referred to at paragraph 5 in a manner that will in the opinion of the Licensee secure adequate publicity for them, and shall send copies of them to the Director no later than the date on which they are published

Condition 37, 32, 45, 46: Security Deposits

1. The Licensee shall not, in respect of the supply of electricity under any Designated Supply Contract, require a deposit:

(a) where the customer is prepared to be supplied through a prepayment meter and it is reasonably practicable in all the circumstances (including in particular the risk of loss or damage) for the Licensee to provide such a meter; or
(b) where it is otherwise unreasonable in all the circumstances to do so.

2. Any deposit required of a Designated Customer may be 11/2 times the value of the average quarterly consumption of electricity reasonably expected at the relevant premises, or more if that is reasonable in all the circumstances.

3. Where the Licensee requires a deposit of a Designated Customer it shall at the same time inform that customer of the effect of paragraphs 5 and 7.

4. Where the Licensee holds any deposit for more than a month, it shall pay the customer simple interest on the deposit at the rate which is from time to time equivalent to the base rate of Barclays Bank Plc or, if there is no such base rate, not less than such base rate as the Director may designate for the purposes thereof.

5. Subject to paragraph 6, any deposit given by a Designated Customer shall be repaid (with interest) by the
Licensee:

(a) within 14 days where, in the previous 12 months, the customer has paid all charges for electricity supplied within 28 days of each written demand made; or

(b) as soon as reasonably practicable, and in any event within 1 month, where the Licensee has ceased to supply the customer and the customer has paid all charges for electricity supplied.

6. Sub-paragraph 5(a) shall not apply where it is reasonable in all the circumstances for the Licensee to retain the deposit.

7. Any dispute arising under this Condition between the Licensee and a Designated Customer may be referred by either party to the Director.  The Director shall determine any such dispute, following such practice and procedure as he considers appropriate.



Licence Conditions - Gas

Condition 3: Standard Contractual Terms of Supply to Domestic Customers

1.	The licensee shall-
(a)	determine the terms on which it is prepared to enter into a contract for the supply of gas to a domestic customer and, for the purposes of this sub-paragraph -
(i)	different terms may be determined for different cases or classes of cases, or for different areas;
(ii)	terms as to charges may be expressed as subject to transportation adjustments within the meaning of paragraph (2) but, in such case, the licensee shall, if so requested by a potential domestic customer (within the meaning of standard condition 2), give him particulars, so far as is reasonably practicable, of the transportation adjustments (if any) likely to be made to the charges in respect of the supply of gas to premises specified in the request;
(iii)	the terms shall include ones which correspond, as nearly as may be (save in so far as they may provide for lower charges), to those of a deemed contract under paragraph 8 of Schedule 2B to the Act, and
(iv)	so far as the terms provide for charges related to the amount of gas supplied they shall provide that the number of kilowatt hours supplied shall be calculated in the same manner as the number of kilowatt hours conveyed to the premises falls to be calculated in pursuance of section 12(1) of the Act or, where the premises in question are secondary sub-deduct premises, in the same manner as such number would have fallen to be so calculated if the gas had been conveyed to those premises by a public gas transporter;
(b) send copies of each of the forms of contract (as revised from time to time) under which it supplies or offers to supply gas:
(i) on receipt of a request, to any person; and
(ii) not later than the date on which it first offers to supply gas under each such form of contract (or revision thereof), to the Director and the Gas Consumers Council;
(c) prepare , in respect of each form of contract:
(i)	a document which sets out an accurate summary of the principal terms of that form of contract; and

(ii)	particulars of any inducements offered to any person entering into such a contract which might reasonably be expected  materially to affect the decision whether or not to enter into it; and
(d)	publish the documents and particulars referred to at sub-paragraph (c) in a manner that will in the opinion of the licensee secure adequate publicity for them, and shall send copies of them to the Director and Gas Consumers Council no later than the date on which they are published,
and, for the purposes of sub-paragraph (c), principal terms means terms as to charges (and as to whether or not they are expressed as subject to transportation adjustments within the meaning of paragraph (2)) and such other terms as might affect the reasonable evaluation of the terms determined in accordance with sub-paragraph (a).

2.	The reference in paragraph (1)(a)(ii) to transportation adjustments is a reference to -
(a)	where the relevant shipper would be required by the relevant transporter to pay supplemental charges (within the meaning of condition 6 of the Standard Conditions of Public Gas
Transporters Licences) in respect of particular premises in a designated area (within the meaning of that condition), an addition to the charges made in the case of those premises which equals those supplemental charges;
(b)	where, in relation to particular premises, the relevant transporter is not (subject to paragraph
(5)) BG plc and the aggregate of the charges made by the relevant transporter and the relevant charges made by BG plc in respect of the conveyance of the gas supplied to the premises exceeds the relevant charges made by BG plc in respect of the conveyance of gas to comparable premises, an addition to the charges made in the case of those premises which equals that excess, and
(c)	where, in relation to particular premises, the relevant transporter is not (subject to paragraph
(5)) BG plc and the relevant charges made by BG plc in respect of the conveyance of gas to comparable premises exceed the aggregate of the charges made by the relevant transporter and the relevant charges made by BG plc in respect of the conveyance of the gas supplied to the premises, a reduction in the charges made in the case of those premises which equals that excess;
and, for the purposes of sub-paragraphs (b) and (c), relevant charges means so much of the charges in respect of the conveyance of gas as depend upon where it is taken out of the transporters pipe-line system and comparable premises means premises at which the reasonably expected consumption of gas is similar to that at the particular premises in question and which are situated in the same area of Great Britain as those premises.

3.	The terms of contract to supply gas to a domestic customer shall be agreed between the licensee and the customer and, that subject to paragraphs (4) and (5), the licensee shall ensure that those terms are in conformity with those for the time being determined under sub-paragraph (1)(a);

4. Where the licensee proposes, in pursuance of a single contract, to supply to a domestic customer both gas and other goods or services relating to the supply or use of gas -
(a)	excluding -
(i)	the provision of a meter, of any device or facilities designated by the Director for the purposes hereof as serving the like purposes as a pre-payment meter or of pre-payment facilities, and
(ii)	any related services or services in respect of the reading of a meter, and
(b)	including, in particular, the provision of a service pipe or the provision of goods or services designed or calculated to promote the efficient use of energy, the licensee shall ensure that the contract identifies, separately, the charges to be made for the supply of gas, for other goods sold, for other goods provided on hire and for services.

5.	If the whole or a significant part of the pipe-line system operated by BG plc on the appointed day comes to be operated by another public gas transporter (the relevant system) and that transporter (not being the relevant transporter) conveys by means of the relevant system the gas that is subsequently conveyed to particular premises by the relevant transporter then, in relation to those premises (or to any secondary sub-deduct premises in relation to which those premises are relevant primary sub-deduct premises), any reference in sub-paragraphs (2)(b) or (c) to BG plc shall have effect as if it were a reference to that other transporter; and the Director shall determine any question arising under this paragraph as to whether a part of the pipe-line system operated by
BG plc on the appointed day is a significant part thereof.

Condition 3AA: Security Deposits

1. Except where the Director otherwise consents, the Licencee shall not, in respect of the supply of gas to any domestic customer, require a deposit:

a) Where the customer is prepared to be supplied through a prepayment meter and it is reasonably practicable in all the circumstances (including in particular the risk of loss or damage) for the licensee to provide such a meter ; or

b) Where it is otherwise unreasonable in all the circumstances to do so.


2. Any deposit required of such a domestic customer may be 11/2  times the value of the average quarterly consumption of gas reasonably expected at the relevant premises, or more if that is reasonable in all the circumstances.

3. Where the licensee requires a deposit of such a domestic customer it shall at the same time inform that customer of the effect of paragraphs (5) and (7).

4. Where the licensee holds any deposit for more than a month, it shall pay the customer simple interest on the deposit at the rate which is from time to time equivalent to the base rate of Barclays Bank PLC or, if there is no such base rate, less than such base rate as the Director may designate of the purposes hereof.

5. Subject to paragraph (6), any deposit given by a domestic customer shall be repaid (with interest) by the licensee:

a) Within 14 days where, in the previous 12 months, the customer has paid all charges for gas supplied within 28 days of each written demand made; or

b) As soon as reasonably practicable, and in any event within 1 month, where the licensee has ceased to supply the customer and the customer has paid all charges for gas supplied.

6. Sub-paragraph (5(a) shall not apply where it is reasonable in all the circumstances for the licensee to retain the deposit.

7. Any dispute arising under this condition between the licensee and a domestic customer may be referred by either party to the Director.  The Director shall determine any such dispute, following such practice and procedure as he considers appropriate.

8. Paragraphs (9) and (10) shall apply where one gas supplier (the transferor), with the agreement of another gas supplier (the transferee) assigns to that other supplier its rights and liabilities under contracts for the supply of gas to particular domestic customers whose contracts allow of such assignment (an assignment and the transferred customers).

9. Where this paragraph applies and the licensee is the transferor, if it so elects, paragraph (6)(b) shall not have effect in relation to a deposit on the licensee ceasing to supply a transferred customer by reason of an assignment but it shall pass the deposit to the transferee, together with interest thereon calculated as provided in paragraph (6)(c).

10. Where this paragraph applies and the licensee is the transferee, paragraph (6) shall have effect, in relation to any deposit passed to it by the transferee, as if the transferee were the same person in law as the transferor.

11. For the purposes of this condition, any reference to a deposit is, except where the context otherwise requires, a reference to so much of the deposit as, from time to time, has not been applied to meet charges in respect of the supply of gas.

12. Notwithstanding the definition of the expression deposit by way of security for the payment of charges in standard condition 1(1), the provisions contained in this condition shall not apply in relation to a payment which is not a deposit; but, in relation to a payment of any class or description which serves the like purpose as a deposit by way of security for the payment of charges, this condition shall have effect as if they contained such provisions, if any, as are designated by the Director, for the purposes of this condition generally, as having, in the case of payments of that class or description, as nearly as may be and having regard to their nature, an effect corresponding to that of the said paragraphs in their application in relation to deposits.

Consequential Changes to Gas Standard Conditions 4 and 7.

In paragraph 7 of Standard Condition 4 delete the words (3)(b) and (c) and (7) from that paragraph.  That sub-
paragraph now reads -

Standard condition 4(7)

Subject to any necessary modifications, standard condition 3(1)(a)(iv) and 3AA (1) shall apply in relation to a deemed contract for the supply of gas to a domestic customer as it applies to a contract for such supply
In sub-paragraph (2)(d) of Standard Condition 7 replace the words standard condition 3(3)(b)
and (c) with the words standard condition 3AA(1). That sub-paragraph now reads -

Standard Condition 7(2)(d)

the licensee shall not be required by standard condition 2, to supply gas[where]

(d) subject to standard condition 3AA(1), and except where the licensee is required to supply gas by standard condition 5, that the licensee has requested a deposit by way of security for the payment of charges and the customer concerned has not paid this;



Condition 10: Methods for Payment of Gas Charges

 1. Where the licensee offers to supply gas to domestic customers under a contract, it shall have available forms of contract which provide for the payment of charges for gas:

(a) by prepayment through a prepayment meter;
(b) by different methods, including:
(i) by cash, at such places and to such persons as are reasonable in all the circumstances;
and
(ii) by cheque, and
(c) at a reasonable range of different intervals, including:
(i) paying twice-monthly or fortnightly or more regularly, such sums as agreed;
(ii) paying monthly a predetermined sum; and
(iii) paying quarterly in arrears.
2. Except for the terms of deemed contracts made following a last resort direction under standard condition 5, the terms contained in the licensees scheme under paragraph 8 of Schedule 2B to the Act, shall include terms in respect of all the ways of making payments mentioned in sub-paragraph (1)(b) and the frequencies mentioned in sub-paragraph (1)(c).

Condition 15: Preparation, Review of and Compliance with Customer Service Codes

1. This condition applies to any code of practice required to be prepared by the licensee pursuant to standard conditions 16, 17, 18, 18A and 19 of this Licence.
2. In first preparing such a code the licensee shall, prior to submitting that code to the Director, consult the Gas Consumers Council and shall have regard to any representations made by it about such code or the manner in which it is likely to be operated.
3. Where before the expiry of 30 days of the licensee first submitting such code to the Director for his approval the Director notifies the licensee that the Director considers the code is not sufficient for the purposes of meeting the requirements of this Licence the licensee shall forthwith make such changes as the Director may require.
4. The licensee shall, whenever requested to do so by the Director, review such code and the manner in which it has been operated, with a view to determining whether any modification should be made to it or to the manner of its operation.
5. In carrying out any such review the licensee shall consult the Gas Consumers Council and shall have regard to any representations made by it about such code or the manner in which it is likely to be or (as the case may be) has been operated.
6. The licensee shall submit any revision of such code which, after consulting the Gas Consumers
Council in accordance with paragraph (5), it wishes to make, to the Director for his approval and following his approval in writing shall then revise the code.
7. The licensee shall:
(a) as soon as practicable following the preparation of any code or any revision made to it send to the Director and the Gas Consumers Council a copy of such code or such revision (in each case in the form approved by the Director);
(b) at least once in each year, draw the attention of those of its customers to whom such code applies to the existence of the code and of each substantive revision of it and to the means by which they may inspect a copy of such code in its latest form; and
(c) give or send free of charge a copy of such code (as from time to time revised) to any person who requests it.
8. No changes may be made to any code otherwise than in accordance with the above procedures.
9. The licensee shall ensure, so far as reasonably practicable, that in its dealings with any customer to whom any code applies it complies with such arrangements or procedures (as the case may be) as are contained in or described by any code to which this condition applies and approved by the Director or any revision to such code approved by the Director.


Condition 16: Efficient Use of Gas

1. The licensee shall, no later than 1 September 2000 , prepare and submit to the Director for his approval a code of practice setting out the ways in which the licensee will make available to its domestic customers such guidance on the efficient use of gas, in each case given or prepared by a suitably qualified person, as will, in the opinion of the licensee enable such customers to make informed judgments on measures to improve the efficiency with which they use the gas supplied to them.
2. The code of practice shall include, but shall not be limited to:
(a) the preparation and making available free of charge to any domestic customer who requests it of a statement, in a form approved by the Director, setting out information and advice for the guidance of customers in the efficient use of gas supplied to them;
(b) the making of arrangements for maintaining sources from which domestic customers may obtain further information about the efficient use of gas supplied to them, including the maintenance of a telephone information service; and
(c) the preparation and making available free of charge to any domestic customer who requests it of a statement or statements of sources (to the extent that the licensee is aware of the same) outside the licensees organisation from which such customers may obtain additional information or assistance about measures to improve the efficiency with which they use the gas supplied to them, such statement or statements to include basic information which is publicly available on financial assistance towards the costs of such measures available from central or local government or through bodies in receipt of financial support from government in connection with measures to promote the efficiency of energy use.
3.	Where the Director (who may have regard to the need for economy, efficiency and effectiveness before giving directions under this paragraph) gives directions to do so, the licensee shall:
(a) review and prepare a revision of the code of practice;
(b) take steps to bring to the attention of its domestic customers information on the efficient use of gas supplied to them; and
(c) send to each domestic customer a copy of any information published by the Director in relation to the efficient use of gas pursuant to section 35 of the Act
 in such manner and at such times as will comply with those directions.
4.	This condition is subject to the provisions of standard condition 15.

Condition 17: Provision of Services for Persons who are of Pensionable Age or Disabled or
Chronically Sick

 1. The licensee shall, no later than 1 September 2000  prepare and submit to the Director for his approval a code of practice detailing the special services the licensee will make available for Domestic Customers who are of pensionable age or disabled or chronically sick.  The code of practice shall include arrangements by which the licensee will, on request of such customers, and in each case free of charge:
(a) except in the case of a customer living with another person who is neither a pensioner nor a disabled or chronically sick person nor under 18 years of age, provide for the examination by a person possessing appropriate expertise at intervals of not less than 12 months of the safety of gas appliances and other gas fittings on the customers side of the meter at his premises, other than a fitting for the annual inspection of which a landlord of the customer is responsible in pursuance of regulations made under the Health and Safety at Work etc. Act 1974;
(b) where reasonably practicable and appropriate:
(i) provide special controls and adaptors for gas appliances and meters (including prepayment meters) owned by the licensee or the relevant transporter;
(ii) reposition meters; and
(iii) provide for the transmission through the relevant shipper (or, if the holder of this
Licence is that shipper, direct) to the relevant transporter of any request by the customer for the relevant transporter to reposition any gas meter it owns to meet such needs and (except where the holder of this Licence is the relevant shipper) for the relevant shipper to be reimbursed by the licensee any payments made by it in respect of any reasonable expenses incurred by the relevant transporter in complying with the request);
(iv) provide special means of identifying persons acting on behalf of  the licensee;
(v) give advice on the use of gas, gas appliances and other gas fittings;
(vi) send bills in respect of the supply of gas to a customer to any person who is willing to be sent such bills and is nominated by that customer (without prejudice, however, to the right of the licensee to send such bills both to the customer and to the nominated person where that appears appropriate to the licensee); and
(vii) provide, where neither the customer nor anyone living with him is able to read the gas meter, for the meter to be read once in each quarter and, without prejudice to Standard
Condition 26 (2),  for the customer to be informed of the readings so obtained.
 2. The code of practice shall further include arrangements whereby the licensee will:
(a) establish a list (the Priority Service Register) of customers who, by virtue of being of pensionable age or disabled or chronically sick, require information and advice in respect of the matters set out at paragraph (1);
(b) notify its customers at least once each year of the existence of the Priority Service Register and of how they may be included on it;
(c) maintain the Priority Service Register, comprising the relevant details of each customer who requests his inclusion on it and where requested, give to those of its own customers so registered, in respect of the matters set out at paragraph (1), such information and advice as may be appropriate and is of such nature as shall be set out in the code of practice; and
(d) secure that the relevant transporter is provided with the information in the Priority Service Register in an appropriate form and at appropriate intervals.
 3. This condition is subject to the provisions of standard condition 15.


Condition 18: Provision of Services for Persons who are Blind or Deaf

 1. The licensee shall, no later than 1 September2000, prepare and submit to the Director for his approval a code of practice detailing the special services the licensee will make available for its domestic customers who are disabled by virtue of being blind or partially sighted, or deaf or hearing impaired.
 2. The code of practice shall include arrangements by which the licensee will, on request, in each case free of charge:
(a) make available to its blind and partially sighted customers, by telephone or other appropriate means, information concerning the details of any bill relating to the supply of gas to them and a facility for enquiring or complaining in respect of any such bill or any service provided by the licensee; and
(b) make available to its deaf and hearing impaired customers, being in possession of appropriate equipment, facilities to assist them in enquiring or complaining about any bill relating to the supply of gas to them or any service provided by the licensee.
3. This condition is subject to the provisions of standard condition 15.

Condition 18A: Code of Practice on the use of Prepayment Meters

 1. The licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice concerning the use of prepayment meters by its domestic customers, including appropriate guidance for the assistance of its prepayment meter customers who wish to take a supply of gas on other terms.

 2. The code of practice shall set out the licensees policy on the installation of prepayment meters and shall include procedures by which the licensee will where appropriate:

(a) provide general information for customers on the operation, usefulness, advantages and disadvantages of prepayment meters, including details of:

(i) token outlets and card or key charging facilities within the areas supplied with gas by the licensee;

(ii) the actions available to customers on the malfunction of a prepayment meter or a prepayment card or key; and

(iii) any standards of performance (and associated payments) applying to the licensee in relation to premises supplied by it through prepayment meters;

(b) arrange for the calibration of any prepayment meter provided in accordance with sub-paragraph
(1)(f) of standard condition 19 so as to take into account, having due regard to all information available to the licensee (including any information provided by other persons or organisations), the relevant customers ability to pay any charges due from him under the arrangements contemplated by that condition in addition to the other charges lawfully being recovered through the prepayment meter;

(c) arrange for the re-calibration of prepayment meters:

(i) in the case of an individual customer, at the conclusion of any such arrangements applying to that customer; and

(ii) generally, following changes in the price at which the licensee supplies gas to prepayment meter customers; and

(d) remove prepayment meters, setting out the timescale and conditions under which such removal might take place.

 3. This condition is subject to the provisions of standard condition 15.

Condition 19: Code of Practice on Payment of Bills and Guidance for Dealing with Customers in
Difficulty

1.	The licensee shall, no later than 1 September 2000, prepare and submit to the Director for his approval a code of practice concerning the payment of gas charges by its domestic customers, including appropriate guidance for the assistance of such customers who, through misfortune or inability to cope with gas supplied on credit terms, may have difficulty in paying such bills.  The code of practice shall include procedures by which the licensee can distinguish, so far as is reasonably practicable, customers in difficulty (the relevant customers) from others in default and can:
(a) provide general information as to how relevant customers might reduce their bills in the future by the more efficient use of gas;
(b) where such a facility is available, accept in payment for gas supplied sums which are deducted at source from social security benefits payable to relevant customers;
(c) detect failures by relevant customers to comply with arrangements entered into for paying by instalments charges for gas supplied;
(d) make such arrangements so as to take into account the customers ability to comply with them;
(e) ascertain, with the assistance of any information provided by other persons or organisations, the ability of customers to comply with such arrangements; and
(f) provide for customers who have failed to comply with such arrangements, or procure for them the provision of, a prepayment meter (where safe and practicable to do so).
 2. In the case of a relevant customer, the licensee shall not cut off the supply of gas at such a customers premises for non-payment of charges otherwise than following compliance by the licensee with such procedures referred to in paragraph (1) above.
 3. In formulating the procedures for the Code of Practice referred to at paragraph 1 the Licensee shall have particular regard to the interests of relevant customers who are of pensionable age (except those pensioners who fall within the description set out in Condition 20 (1) (a)) or disabled or chronically sick and to the purpose of avoiding, in so far as is practicable, the disconnection of premises occupied by such customers during the winter months of each year, and the procedures shall be designed for the achievement of such purpose.
 4. This condition is subject to the provisions of standard condition 15.

Condition 20: Pensioners not to have Supply of Gas cut off in Winter

 1. This condition shall apply in the case of any of the licensees domestic customers who, to the knowledge or reasonable belief of the licensee -
(a)	is of pensionable age and lives alone or with other persons all of whom are also of pensionable age or under 18 years of age;
(b)	is supplied with gas which is used for domestic purposes, and
(c)	is in default of his obligation to pay for gas so supplied through misfortune or inability to budget to meet bills for gas supplied on credit terms.
2.	Notwithstanding that sub-paragraph (3) of paragraph 7 of Schedule 2B to the Act (including that sub-paragraph as extended by sub-paragraph (4) thereof) applies by virtue of sub-paragraph (1) of the said paragraph 7 (or would so apply but for the fact that the premises in question are secondary sub-deduct premises), and notwithstanding the provisions of standard condition 7(2)(f), the licensee shall not under the said sub-paragraph (3) or (in the case of secondary sub-deduct premises) in exercise of any analogous right cut off the supply of gas to such a customers premises during any winter period, that is to say, a period beginning with 1st October in any year and ending with 31st March in the next following year.

Note: This condition is unchanged, but is included for information.

Condition 21: Record of and Report on Performance

1.	The licensee shall keep a record of its general operation of the arrangements mentioned in standard conditions 16, 17, 18, 18A, 19 and its compliance with standard conditions 19(2)
and 20, and if the Director so directs in writing, of its operation of any particular cases specified, or of a description specified, by him.
2.	The licensee shall keep a statistical record of its performance in relation to the provision of gas supply services to its domestic customers.
3.	The licensee shall, from time to time as required by the Director, provide to the Director and to the Gas Consumers Council such of the information contained in the records prepared in accordance with paragraphs (1) and (2) as the Director may request in writing.
4.	As soon as is reasonably practicable after the end of each calendar year, the licensee shall submit to the Director and the Gas Consumers Council a report dealing with the matters mentioned in paragraphs (1) and (2) in relation to that year and shall:
(a)	publish the report so submitted in such manner as will in the reasonable opinion of the licensee secure adequate publicity for it; and
(b)	send a copy of it free of charge to any person requesting one, except that, in performing its obligations under sub-paragraphs (a) and (b), the licensee shall exclude from the report such information as appears to it to be necessary or expedient to ensure that, save where they consent, individual customers referred to therein cannot readily be identified.
5.	The report shall be presented, so far as is reasonably practicable, in a standard form designated by the Director for the purposes of this condition.


NOTICE UNDER SECTION 11(2) OF THE ELECTRICITY ACT 1989

The Director General of Electricity Supply (the Director) pursuant to section 11 of the Electricity Act 1989
(the Act) hereby gives notice as follows :

(i)	In relation to each of the licences which have been granted under section
6(1)(c) of the Act in respect of an authorised area in England and Wales (hereinafter a PES licence), he proposes to make modifications as follows :

-	In relation to the PES licences issued to: Eastern Electricity plc, Manweb plc,
Northern Electricity plc, PowerGen plc, Norweb plc, Seeboard plc, Southern
Electric plc and Yorkshire Electricity Group plc, he proposes to make modifications to Conditions 3, 3A, 3B, 3D, 3E, 3G and Schedule 3 (being part of the charge restriction conditions as defined in a PES licence);

-	In relation to the PES licences issued to: London Electricity plc, Midlands
Electricity plc, South Wales Electricity plc and South Western Electricity plc,
he proposes to make modifications to Conditions 3A, 3B, 3C, 3E, 29A, 29B,
29C, 29E and Schedules 3A and 3B (being part of the charge restriction conditions as defined in a PES licence);

-	In relation to the PES licences issued to: Eastern Electricity plc, Manweb plc,
Northern Electricity plc, PowerGen plc, Norweb plc, Seeboard plc, Southern
Electric plc and Yorkshire Electricity Group plc, he proposes to make modifications to Conditions 1 and 11D, to delete Condition 12, and to add new Conditions 12, 12A and 12B; and

-	In relation to the PES licences issued to: London Electricity plc, Midlands Electricity plc, South
Wales Electricity plc and South Western Electricity plc, he proposes to make modifications to
Conditions 1, 5, 5A, 5B, 5D, 14, 35, 35A, 35B and 35D and to add a new Condition 35E.

(ii)	The reasons why he proposes to make the modifications and their effect were published by the Director in three documents:  the December 1999 document Review of Public Electricity Suppliers 1998 to 2000
Distribution Price Control Review Final Proposals (which set out proposals for the price control regime to apply to PES distribution businesses over the next five years);  the December 1999 document Review of Public Electricity Suppliers 1998 to 2000 Supply Price Control Review Final Proposals (which set out proposals to restrict the maximum prices charged by PESs for their two main domestic tariffs); and the
October 1999 document Review of Public Electricity Suppliers 1998 to 2000 Distribution Price Control
Review (which confirmed the separation proposals for the distribution business).


(iii)	In summary the effect of the licence modifications relevant to PES distribution businesses will be to amend the charge restriction conditions so that :

-	for the year commencing 1 April 2000, allowed revenue must fall, in comparison with allowed revenue for the year commencing 1 April 1999, by the following percentage in real terms: being 28%
for Eastern Electricity plc, 23% for East Midlands Electricity plc, 27% for London Electricity plc,
21% for Manweb plc, 23% for Midlands Electricity plc, 23% for Northern Electric plc, 27% for
Norweb plc, 33% for Seeboard plc, 19% for Southern Electric plc, 26% for South Wales Electricity
plc, 20% for South Western Electricity plc, 22% for Yorkshire Electricity Group plc;

-	for subsequent years, the calculation of the maximum average charge per unit distributed shall contain an X value of 3% per year in real terms;

-	from 1 April 2000 the maximum average charge per unit distributed shall fall to reflect the reduction in relevant costs, excluding those of a non-recurring nature, due to the provision of meter provision services and meter operation services by persons other than the Licensee, to customers who took meter provision services and meter operation services from the Licensee at 31 March 2000;

-	the DMS set up costs allowance shall be extended for a further two years, from 2002/03 to 2004/05;

-	from 1 April 2000 the amount of excluded service revenue receivable in respect of domestic customers using prepayment meters shall be capped in nominal terms at (POUNDS)15 per year per customer for customers in PES authorised areas other than Eastern. In Easterns authorised area, the maximum will be (POUNDS)11.22 per customer per year; and

-	from 1 April 2000 the amount of excluded service revenue receivable in respect of the transport of
EHV units shall not exceed that assumed by the Director in formulating allowed revenue, subject to such adjustments as may be appropriate.

(iv)	In summary the effect of the licence modifications relevant to PES supply businesses will be to amend the charge restriction conditions so that from 1 April 2000 :

-	the control of charges for the supply of electricity will apply only to two tariffs in each PES area, the
Standard Domestic and Domestic Economy 7 tariffs (together the Restricted Tariffs), and to the prepayment meter surcharge as described below;

-	PESs shall be obliged to continue to offer these tariffs to all domestic customers;

-	the maximum average price to be charged for the Restricted Tariffs shall be calculated by reference to the sum of a base allowance for generation, supply business and certain transmission costs, and relevant published charges for distribution and transmission use of system costs, the fossil fuel levy, and an allowed margin on turnover of 1.5 per cent;

-	the maximum surcharge to be applied to domestic customers using prepayment meters will be capped at (POUNDS)15 per customer per year for customers in PES authorised areas other than of Eastern Electricity plc.  In Easterns authorised area, the maximum will be (POUNDS)11.22 per customer per year; and

-	PESs shall be obliged to provide statements to the Director summarising the costs of purchasing electricity.

(v)	In summary the effect of the licence modifications relevant to the separation of the PES distribution from the PES supply businesses will be :

-	that information relating to the PES distribution business is kept confidential (except in clearly defined circumstances) and to effect full managerial and operational independence of the PES distribution business from the PES supply business;

-	that the PES will appoint a compliance officer to monitor the separation process and to ensure separation is effected;
-	that metering services presently provided by the PES are split between the PES supply and PES distribution businesses so that each PES distribution business will be obliged to provide and operate meters on request.  Each PES supply business must provide, on a non-discriminatory basis, meter reading, data processing and data aggregation on request to suppliers operating in its area.
-	that access by the PES supply business to confidential information, which accrues from compliance with metering obligations and which is about the businesses of other suppliers, is  restricted.


Copies of the proposals documents and of the proposed licence modifications can be obtained (free of charge) from Ofgems library at the address below.

Any representations or objections to the proposed modifications may be made on or before
27 March 2000 to the Director, Ofgem, Stockley House, 130 Wilton Road, London, SW1V
1LQ.


Tony Boorman
Authorised on behalf of the Director
25 February 2000


Schedule of licence modifications

For Eastern, East Midlands, Manweb, Northern, Norweb, Seeboard, Southern, Yorkshire

1.	Delete Condition 3A and replace with new Condition 3A in the terms set out in Annex A.

2.	Delete Condition 3B and replace with new Condition 3B in the terms set out in Annex B.

3.	In the heading to Condition 3D, delete and of supply charges

4.	In Condition 3D :

(a)	in paragraph 3, replace paragraph 1 in each place where it occurs with paragraph 6;

(b)	delete paragraphs 4.1 to 4.3; and

(c)	delete paragraphs 5 and 6.


5.	In Condition 3E :

(a) delete the title and replace it with Information to be provided to the Director in connection with the distribution charge restriction conditions ;

(b) delete paragraph 2 and replace it with [No longer used] ;

(c)	in paragraph 4, delete the reference to paragraph 2;

(d)	delete paragraph 6 and replace with [No longer used];

(e)	delete paragraph 8 (b) (ii);

(f)	delete paragraph 8 (b) (vi);

(g)	delete paragraph 9(e) and insert in its place the value of the term TAdt in respect of the tenth relevant year only, together with the value of each of its component parts as detailed in paragraph 4 of
Condition 3A in the form of the licence in force on 31 March 2000;

(h)	delete paragraph 9 (h) and the proviso which follows it.

6.	In Condition 3G :

(a)	in paragraph 3 (b) replace 2000 with 2005; and

(b)	in paragraph 3 (c) replace 2000 with 2002


7.	In Schedule 3 Part A :

(a)	in paragraph A6 delete a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 2 of Condition 3E, and

8.	In Schedule 3 Part C :

(a) in paragraph C2 delete paragraph 3 of Condition 8 and replace with paragraph 4 of Condition 8 ; and

(b) delete paragraph C3 (b) and replace with EHV units, provided that the Licensees charges for the distribution of such units do not exceed the charging rates underlying the information as to EHV revenue and EHV units distributed given by the Licensee to the Director and used by him for the purposes of setting the term PUM in Condition 3A, subject only to such adjustments as may be appropriate in the reasonable opinion of the Director to reflect material variations between the actual charges made and the charging rates underlying the information as to EHV revenue provided to the Director by the Licensee ; and

(c)	delete paragraph C5 (iv) and replace with the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers, in respect of which the amount receivable per customer shall not exceed that used by the
Director in formulating PUM in Condition 3A; and

9.	In Schedule 3 Part E

(a)	delete paragraph E1 and replace with The terms ALt and Lt ,which are used in paragraph 3 of
Condition 3A, shall each be determined, for relevant years commencing on or after 1 April 1995, using the consistent methodological basis set out in paragraphs E2 to E5 below. ; and

(b)	in paragraph E2 delete determined as being and replace with deemed to be ; and

(c)	in the heading to paragraph E6, replace Alt with ALt ; and

(d)	in paragraph E6 delete determined as being and replace with deemed to be.

10.	In each place where they occur in the Conditions, the words
Monopolies Commission shall be modified to read Competition
Commission.


Schedule of licence modifications

For London, MEB, SWALEC, SWEB


1.	Delete Condition 3A and replace it with the new Condition 3A in the terms set out in Annex A but subject to the following amendments to the wording of Annex A;

(a)	in paragraph 3, in respect of the meaning of the term ALt , the references to Schedule 3 shall be replaced by references to Schedule 3A; and

(b)	in paragraph 3, in respect of the meaning of the term Lt , the references to Schedule 3 shall be replaced by references to Schedule 3A; and

(c)	in paragraph 5, in respect of the meaning of the term RMdt , the reference to paragraph 1 of
Condition 11C shall be replaced by a reference to paragraph 3 of Condition 5B ; and

(d)	in paragraph 6, the reference to paragraph 3 of Condition 3D shall be replaced by a reference to paragraph 3 of Condition 3B.


2.	In Condition 3B :

(a)	in paragraph 3, replace the reference to paragraph 1 and paragraph 5 in the places where they appear, with a reference to paragraph 6


3.	In Condition 3C :

(a)	delete paragraph 6 and replace with [No longer used];

(b)	delete paragraph 9(e) and insert in its place the value of the term TAdt in respect of the tenth relevant year only, together with the value of each of its component parts as detailed in paragraph 4 of
Condition 3A in the form of the licence in force on 31 March 2000.


4.	In Condition 3E :

(a)	in paragraph 3(b) replace 2000 with 2005


5.	In Schedule 3A Part C :

(a)	delete paragraph C3 (b) and replace with EHV units, provided that the
Licensees charges for the distribution of such units do not exceed the charging rates underlying the information as to EHV revenue and EHV units distributed given by the Licensee to the Director and used by him for the purposes of setting the term PUM in Condition 3A, subject only to such adjustments as may be appropriate in the reasonable opinion of the Director to reflect material variations between the actual charges made and the charging rates underlying the information as to EHV revenue provided to the Director by the Licensee ; and

(b)	delete paragraph C5 (iv) and replace with the amount by which charges for the provision of prepayment meters to customers exceed charges for the provision of standard meters for such customers, in respect of which the amount receivable per customer shall not exceed that used by the
Director in formulating PUM in Condition 3A; and

6.	In Schedule 3A Part E :

(a)	delete paragraph E1 and replace it with The terms ALt and Lt ,which are used in paragraph 3 of
Condition 3A, shall each be determined, for relevant years commencing on or after 1 April 1995, using the consistent methodological basis set out in paragraphs E2 to E5 below.;

(b)	in paragraph E2 delete determined as being and replace with deemed to be;

(c)	in the heading to paragraph E6, replace Alt with ALt ; and

(d)	in paragraph E6 delete determined as being and replace with deemed to be


7.	Delete Condition 29A and replace it with new condition 29A as in the terms set out in Annex B but subject to the following amendments to the wording of Annex B;

(a)	Replace the title Condition 3B : Restraints on supply charges with Condition 29A : Restraints on supply charges

(b)	in paragraphs 3, 4, 5, 10, 12, and 15, the references to condition 3F shall be replaced by references to condition 3D


8.	Delete Condition 29B and replace it with [No longer used]


9.	In Condition 29C :

(a)	delete paragraph 1 and replace it with [No longer used] ;

(b)	delete paragraph 2 and replace it with [No longer used] ;

(c)	delete paragraph 4(b)(i) and replace it with [No longer used] ;

(d)	delete paragraph 4(b)(v) and replace it with [No longer used] ; and

(e)	delete paragraph 5(c) and the proviso which follows it.


10.	In Condition 29E :

(a)	in paragraph 3(b) replace 2000 with 2002


11.	In Schedule 3B Part A :

(a)	in paragraph A4 delete a statement of the actual attribution of electricity purchase costs between regulated and other customers and reconciling the attribution with any statements made in respect of the relevant year under paragraph 1 of Condition 29C, and

12. 	In each place where they occur in the Conditions, the words Monopolies Commission shall be modified to read Competition Commission.
ANNEX A
Condition 3A. Restriction of distribution charges
Basic Formula
 1. Without prejudice to Condition 3F, the Licensee shall in setting its charges for the provision of distribution services use its best endeavours to ensure that in any relevant year the average charge per unit distributed shall not exceed the maximum average charge per unit distributed calculated in accordance with the following formula:

2. For the purposes of paragraph 1, Mdt means the maximum average charge per unit distributed in relevant year t.
Formula for Pdt as used in paragraph 1
3. For the purposes of paragraph 1, Pdt is derived from the following formula:
	Pdt =   (PUM. GRt.PIDt) + (PL.(ALt-Lt).PILt)
	Dt
	where:
	PUM	means the amount set against that term in the part of Annex A to this Condition that applies to the Licensee.

GRt	in the eleventh relevant year has the value of 1 and in each subsequent relevant year is derived from the following formula:
		where
	?	means the summation across all regulated distribution unit categories i as described in the definition of the term Poi.
	Poi	means, in respect of each regulated distribution unit category i set out in column 1 under that term in the part of Annex A to this Condition which applies to the Licensee, the value opposite that category in column 2.
	Dit	means that number of units in each regulated distribution unit category i distributed in relevant year t.
	Dit-1	means that number of units in each regulated distribution unit category i distributed in relevant year t-1.
	Cdt	means a notional figure, representing the number of customers in the authorised area (for the purpose of this term Cdt only) for each relevant year, given in the table appearing under that term in the part of Annex A to this
Condition that applies to the Licensee.
	Cdt-1	means the number equal to Cdt in relevant year t-1.
	PIDt	in the eleventh relevant year has the value of 1 and in each subsequent relevant year is derived from the following formula:

		where
	RPIt	means the percentage change (whether of a positive or a negative value) in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2.
	Xdt	shall equal 3.
	PL	means an amount equal to 2.9p.
	ALt	means an amount (in units) representing allowed distribution losses in relevant year t, being the allowed percentage of the adjusted units distributed
(calculated as provided in paragraph E5 of Part E of Schedule 3) where, in respect of each relevant year t, the allowed percentage shall equal that percentage which the aggregate of adjusted distribution losses (calculated as provided in paragraphs E2 to E5 of Part E of Schedule 3) over the 10 preceding relevant years bears to the aggregate of adjusted units distributed (calculated as aforesaid) over the corresponding relevant years
	Lt	means in respect of relevant year t, adjusted grid supply point purchases less adjusted units distributed (calculated as provided in paragraphs E2 to E5 of
Part E of Schedule 3).
	PILt	is derived from the following formula:

		where, for the eleventh relevant year, PILt-1 equals 1.
	Dt	means the regulated quantity distributed in relevant year t.
Formula for PNdt as used in paragraph 1
4.	For the purposes of Paragraph 1, in the eleventh and subsequent relevant years the term PNdt shall be calculated in accordance with the following formula:

		where:
	PS	means an amount equal to (POUNDS)3.25 million for each of the eleventh to the fifteenth relevant years, and thereafter shall be 0.
	PR	means, in the eleventh and all subsequent relevant years, the amount given against the Licensees name in Annex B to this Condition.
  	PIRt 	is derived from the following formula:

			where for the ninth relevant year PIRt-1 equals 1
Formula for PMdt as used in Paragraph 1
5.	For the purposes of paragraph 1, PMdt is derived from the following formula:

	where:
RMdt	means an amount equal to the Licensees relevant reduction in costs in relevant year t, resulting from the fact that the Licensee has ceased to provide meter provision services and meter operation services (as defined in paragraph 1 of Condition 11C) in respect of customers in respect of whom it provided meter provision services and meter operation services at 31 March 2000. The Licensees relevant reduction in costs shall be calculated in real terms, and shall be the amount, if any, by which the Licensees cash operating costs (excluding costs of a non-recurring nature) of providing such services in the relevant year t fall short of its cash operating costs (excluding costs of a non-recurring nature) of providing such services in the tenth relevant year, to the extent that such shortfall is attributable to the fact that the Licensee has ceased, since 31 March 2000, to provide (whether directly or through an agent acting on its behalf) meter provision services and meter operation services in respect of such customers. The Licensees relevant reduction in costs shall exclude the amount of any reduction in costs in providing any services which constitute excluded services.

Formula for Kdt as used in Paragraph 1
6.	For the purposes of paragraph 1, Kdt means the correction factor per unit (whether of a positive or a negative value) derived, subject to paragraph 3 of Condition 3D, from the following formula: provided that the value of Kdt for the eleventh relevant year shall be the value of Kdt arising for that year from the application of the formula applicable under Condition 3A of this licence in the form of that condition in force on 31 March 2000, but adjusted by adding the amount of TAdt for the tenth relevant year, calculated by the application of the formula applicable under Condition 3A of this licence as then in force:


	where:
	Rdt-1	means the distribution revenue in relevant year t-1.
	Dt-1	means the regulated quantity distributed in relevant year t-1.
	Mdt-1	means maximum average charge per unit distributed in relevant year t-1.
	Idt	means that interest rate in relevant year t which is equal to, where Kdt (taking no account of Id for this purpose) has a positive value, the average specified rate plus 4, or where Kdt (taking no account of Id for this purpose) has a negative value, the average specified rate.
7. In this Condition, any term defined for the purposes of paragraph 1 shall have the same meaning in all paragraphs of this Condition.


ANNEX A to Condition 3A
Distribution values specific to individual companies
EASTERN ELECTRICITY plc
						(POUNDS)m
	PUM					287.9

	Cdt for relevant year beginning on
						000s
		1 April 2000			3249
		1 April 2001			3281
		1 April 2002			3314
		1 April 2003			3347
		1 April 2004			3381
	every subsequent relevant year	3415

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.0009
		LV2				0.3031
		LV3				1.3431
		HV				0.4584
EAST MIDLANDS ELECTRICITY plc
						(POUNDS)m
	PUM					240.3

	Cdt for relevant year beginning on
					000s
		1 April 2002			2376
		1 April 2001			2400
		1 April 2002			2424
		1 April 2003			2448
		1 April 2004			2472
	every subsequent relevant year	2497

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				1.6131
		LV2				0.5557
		LV3				1.5711
		HV				0.6350



LONDON ELECTRICITY plc
						(POUNDS)m
	PUM					220.8

	Cdt for  relevant year beginning on
						000s
		1 April 2000			2072
		1 April 2001			2093
		1 April 2002			2114
		1 April 2003			2135
		1 April 2004			2156
	every subsequent relevant year	2178

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.2073
		LV2				0.4057
		LV3				1.5912
		HV				0.5932



MANWEB plc
						(POUNDS)m
	PUM					158.0

	Cdt for relevant year beginning on
						000s
		1 April 2000			1423
		1 April 2001			1437
		1 April 2002			1452
		1 April 2003			1466
		1 April 2004			1481
	every subsequent relevant year	1496

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.1041
		LV2				0.4323
		LV3				1.7558
		HV				0.5097



MIDLANDS ELECTRICITY plc
						(POUNDS)m
	PUM					243.5

	Cdt for relevant year beginning on
						000s
		1 April 2000			2303
		1 April 2001			2326
		1 April 2002			2349
		1 April 2003			2373
		1 April 2004			2397
	every subsequent relevant year	2420

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				1.9729
		LV2				0.3966
		LV3				1.6108
		HV				0.5992



NORTHERN ELECTRIC plc
						(POUNDS)m
	PUM					152.6

	Cdt for relevant year beginning on
					000s
		1 April 2000			1500
		1 April 2001			1515
		1 April 2002			1530
		1 April 2003			1545
		1 April 2004			1561
	every subsequent relevant year	1577

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.0911
		LV2				0.3273
		LV3				1.9284
		HV				0.4723



NORWEB plc
						(POUNDS)m
	PUM					208.9

	Cdt for relevant year beginning on
						000s
		1 April 2000			2250
		1 April 2001			2272
		1 April 2002			2295
		1 April 2003			2318
		1 April 2004			2341
	every subsequent relevant year	2365

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.1750
		LV2				0.2821
		LV3				1.6304
		HV				0.5335



SEEBOARD plc
						(POUNDS)m
	PUM					159.1

	Cdt for relevant year beginning on
						000s
		1 April 2000			2153
		1 April 2001			2175
		1 April 2002			2196
		1 April 2003			2218
		1 April 2004			2240
	every subsequent relevant year	2263

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				1.8735
		LV2				0.3213
		LV3				1.4098
		HV				0.5892



SOUTHERN ELECTRIC plc
						(POUNDS)m
	PUM					297.7

	Cdt for relevant year beginning on
						000s
		1 April 2000			2728
		1 April 2001			2755
		1 April 2002			2783
		1 April 2003			2811
		1 April 2004			2839
	every subsequent relevant year	2867

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.0600
		LV2				0.3816
		LV3				1.4815
		HV				0.5560



SOUTH WALES ELECTRICITY plc
						(POUNDS)m
	PUM					125.6

	Cdt for relevant year beginning on
						000s
		1 April 2000			998
		1 April 2001			1008
		1 April 2002			1018
		1 April 2003			1028
		1 April 2004			1039
	every subsequent relevant year	1049

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.4442
		LV2				0.3641
		LV3				2.2009
		HV				0.7272



SOUTH WESTERN ELECTRICITY plc
						(POUNDS)m
	PUM					171.0

	Cdt for relevant year beginning on
						000s
		1 April 2000			1369
		1 April 2001			1383
		1 April 2002			1397
		1 April 2003			1410
		1 April 2004			1425
	every subsequent relevant year	1439

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				2.3889
		LV2				0.6679
		LV3				1.8707
		HV				0.5072



YORKSHIRE ELECTRICITY GROUP plc
						(POUNDS)m
	PUM					215.4

	Cdt for relevant year beginning on
						000s
		1 April 2000			2129
		1 April 2001			2150
		1 April 2002			2172
		1 April 2003			2194
		1 April 2004			2215
	every subsequent relevant year	2238

P0i
	Column 1				Column 2
	unit category i				value (p)
		LV1				1.9497
		LV2				0.3271
		LV3				1.6654
		HV				0.5750

ANNEX B to Condition 3A

Values for paragraph 4 of this Condition


PR (POUNDS)M


EASTERN
2.97
EAST MIDLANDS
2.35
LONDON
2.14
MANWEB
1.69
MIDLANDS
2.34
NORTHERN
1.76
NORWEB
2.28
SEEBOARD
2.15
SOUTHERN
2.64
SWALEC
1.38
SOUTH WESTERN
1.65
YORKSHIRE
2.19
SCOTTISH POWER
2.01
HYDRO-ELECTRIC
1.16


	ANNEX B

	CONDITION 3B : Restraints on Supply Charges


	Availability of Restricted Tariffs

1.	The Licensee shall make available and continue to make available to all
Domestic Customers the Standard Domestic Tariff and the Domestic Economy 7
Tariff.

2.	The Licensee shall not, without the consent in writing of the Director, change the terms (other than price, which shall be regulated in accordance with this Condition) of any Restricted Tariff, and the terms to which this prohibition applies include, for example, the hours between which particular prices apply and the level of consumption at which prices change.

	Restraints on Prices for Restricted Tariffs

3.	Without prejudice to Condition 3F, and subject to paragraph 16, the Licensee shall, in addition to complying with paragraphs 10, 11, 12 and (where appropriate) 13, ensure that at any point in time in the eleventh relevant year the prices set by the Licensee for the Standard Domestic Tariff and the Domestic
Economy 7 Tariff shall not exceed limits imposed by paragraph 6 and paragraph
8 respectively.

4.	Without prejudice to Condition 3F, and subject to paragraph 16, the Licensee shall, in addition to complying with paragraphs 10 to 15, ensure that at any point in time in the twelfth relevant year the prices set by the Licensee for the Standard
Domestic Tariff and the Domestic Economy 7 Tariff shall not exceed limits imposed by paragraph 7 and paragraph 9 respectively.

5.	Without prejudice to Condition 3F, and subject to paragraph 16, the Licensee shall, in addition to complying with paragraphs 12 to 15, ensure that at any point in time in the thirteenth and subsequent relevant years, the prices set by the
Licensee for the Standard Domestic Tariff and the Domestic Economy 7 Tariff
shall not exceed the limits imposed by paragraph 7 and paragraph 9 respectively, and the limits imposed by paragraph 15;

	where in paragraphs 7, 9, and 15 :

	references to the twelfth relevant year are replaced by reference to the relevant subsequent relevant year

	references to t+1 are to be construed as references to the relevant subsequent relevant year

	references to t are to be construed as references to the year preceding the relevant subsequent relevant year



	Restraint on Standard Domestic Tariff

6.	The Standard Domestic Tariff shall be set so that at any point in time in the eleventh relevant year the weighted average unit price of that tariff represented by the term WPSDt does not exceed the lower of the two formulae given under (a)
and (b) :

	(a)		( (BSDt+DSDt+TSDt ) x 1.015 ) x (1+(Ft/100))

	(b)		WPSDt-1 x ((1+(Ft/100))/(1+(Fd/100))) x (1+(RPIt/100))


	Where:

WPSDt	is set equal to

	(WSD x PSDt ) + ( (1-WSD) x PPPSDt )

WSD	means the weighting factor given against the Licensees name in Column 2 of
Annex D to this Condition

PSDt	means the average unit price for the Licensees Standard Domestic Tariff calculated as follows, using the Licensees published rates for that tariff, and without taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1SD x Primary Unit rate) + ((3300-B1SD) x Secondary Unit rate)) / 3300

B1SD	has the value given against the Licensees name in Column 2 of Annex E to this
Condition

PPPSDt	means the average unit price for the Licensees Standard Domestic Tariff calculated as follows, using the Licensees published rates for that tariff, and after taking account of any Prompt Payment Discount available under that tariff:

	(Annual Standing Charge + (B1SD x Primary unit rate) + ((3300-B1SD) x Secondary unit rate)) / 3300

BSDt	means the base allowance, subject to paragraph 16, (in respect of generation, supply and transmission services use of system) given against the Licensees name in Column 2 of Annex B to this Condition

DSDt	means a sum representing the distribution use of system charges incurred by the
Licensee in the eleventh relevant year in supplying a customer on a Standard
Domestic Tariff, represented by the formula :

	( D1SDt + (3300 x D2SDt ) + D3SDt ) / 3300

D1SDt	is the distribution use of system charge annual standing charge for supplying that customer

D2SDt	is the distribution use of system charge in respect of each unit consumed by that customer

D3SDt	is the aggregate of all other relevant distribution charges for supplying that customer

TSDt	is calculated in accordance with the following formula, provided that if the
Transmission Company changes the basis upon which it calculates or charges for transmission network use of system charges, the Director may by direction amend the formula to produce a value of TSDt such that the Licensee is neither advantaged nor disadvantaged by the change :

	TNUOS x 0.1859 x Loss Adjustment Factor

	Where

	TNUOS is the transmission network use of system charge (expressed in pence per kWh) published for the eleventh relevant year and for the zone relevant to the Licensee, as set out in the statement provided for in condition 10 of the Transmission Licence.

	Loss Adjustment Factor means the factor shown against the Licensees name in column 2 of Annex C to this Condition

WPSDt-1	is set equal to

	(WSD x PSDt-1 ) + ((1-WSD) x PPPSDt-1)

PSDt-1	means the average unit price for the Licensees Standard Domestic Tariff calculated as follows, using the Licensees published rates for that tariff as at the end of the tenth relevant year, and without taking account of any Prompt
Payment Discount available under that tariff:

	(Annual Standing Charge + (B1SD x Primary Unit rate) + ((3300-B1SD) x Secondary Unit rate)) / 3300

PPPSDt-1	means the average unit price for the Licensees Standard Domestic Tariff calculated as follows, using the Licensees published rates for that tariff as at the end of the tenth relevant year, and after taking account of any Prompt Payment
Discount available under that tariff :

	(Annual Standing Charge + (B1SD x Primary unit rate) + ((3300-B1SD) x Secondary unit rate)) / 3300



7.	The Standard Domestic Tariff shall be set so that at any point in time in the twelfth relevant year the weighted average unit price of that tariff represented by the term WPSDt+1 does not exceed :

	((BSDt+1+DSDt+1+TSDt+1 ) x 1.015) x (1+(Ft+1/100))

	Where:

WPSDt+1	is set equal to

	(WSD x PSDt+1 ) + ((1-WSD) x PPPSDt+1)

WSD	means the weighting factor given against the Licensees name in Column 2 of
Annex D to this Condition

PSDt+1	means the average unit price for the Licensees Standard Domestic Tariff in the twelfth relevant year, calculated as follows using the Licensees published rates for that tariff, and without taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1SD x Primary Unit rate) + ((3300-B1SD) x Secondary Unit rate)) / 3300

B1SD	has the value given against the Licensees name in Column 2 of Annex E to this
Condition

PPPSDt+1	means the average unit price for the Licensees Standard Domestic Tariff in the twelfth relevant year, calculated as follows, using the Licensees published rates for that tariff, and after taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1SD x Primary unit rate) + ((3300-B1SD) x Secondary unit rate)) / 3300

BSDt+1	is set equal to

	BSDt x (1+(RPIt+1/100))


DSDt+1	means a sum representing the distribution use of system charges incurred by the
Licensee in the twelfth relevant year in supplying a customer on a Standard
Domestic Tariff, represented by the formula :

	( D1SDt+1 + (3300 x D2SDt+1 ) + D3SDt+1 ) / 3300

D1SDt+1	is the distribution use of system charge annual standing charge for supplying that customer

D2SDt+1	is the distribution use of system charge in respect of each unit consumed by that customer

D3SDt+1	is the aggregate of all other relevant distribution charges for supplying that customer

TSDt+1	is calculated in accordance with the following formula, provided that if the
Transmission Company changes the basis upon which it calculates or charges for transmission network use of system charges, the Director may by direction amend the formula to produce a value of TSDt+1 such that the Licensee is neither advantaged nor disadvantaged by the change :

	TNUOS x 0.1859 x Loss Adjustment Factor

	Where

	TNUOS is the transmission network use of system charge (expressed in pence per kWh) published for the twelfth relevant year and for the zone relevant to the Licensee, as set out in the statement provided for in Condition 10 of the Transmission Licence.

	Loss Adjustment Factor means the factor shown against the Licensees name in column 2 of Annex C to this Condition

	For the purposes of this paragraph 7, any cross references to it and this Condition generally the terms BSDt , DSDt , and TSDt shall have the meanings given respectively, in paragraph 6 above.

	Restraint on Domestic Economy 7 tariff

8.	The Domestic Economy 7 Tariff shall be set so that at any point in time in the eleventh relevant year the weighted average unit price of that tariff represented by the term WPE7t does not exceed the lower of the two formulae given under (a)
and (b) :

	(a)		((BE7t+DE7t+TE7t ) x 1.015) x (1+(Ft/100))

	(b)		WPE7t-1 x ((1+(Ft/100))/(1+(Fd/100))) x (1+(RPIt/100))

	Where:

WPE7t	is set equal to

	(WE7 x PE7t ) + ((1-WE7) x PPPE7t)

WE7	means the weighting factor given against the Licensees name in Column 3 of
Annex D to this Condition

PE7t	means the average unit price for the Licensees Domestic Economy 7 Tariff calculated as follows, using the Licensees published rates for that tariff, and without taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate ) + (3600 x Night Unit Rate)) / 6600

B1E7	has the value given against the Licensees name in Column 3 of Annex E to this
Condition

PPPE7t	means the average unit price for the Licensees Domestic Economy 7 Tariff calculated as follows, using the Licensees published rates for that tariff, and after taking account of any Prompt Payment Discount available under that tariff :

	((Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate) + (3600 x Night Unit Rate))) / 6600

BE7t	means the base allowance, subject to paragraph 16, (in respect of generation, supply and transmission services use of system) given against the Licensees name in Column 3 of Annex B to this Condition

DE7t	means a sum representing the distribution use of system charges incurred by the
Licensee in the eleventh relevant year in supplying a customer on a Domestic
Economy 7 Tariff, represented by the formula :

	( D1E7t + (3000 x D2E7t ) + (3600 x D3E7t ) + D4E7t ) / 6600

D1E7t	is the distribution use of system charge annual standing charge for supplying that customer

D2E7t	is the distribution use of system charge in respect of each day unit consumed by that customer

D3E7t	is the distribution use of system charge in respect of each night unit consumed by that customer

D4E7t	is the aggregate of all other relevant distribution use of system charges for supplying that customer

TE7t	is calculated in accordance with the following formula, provided that if the
Transmission Company changes the basis upon which it calculates or charges for transmission network use of system charges, the Director may by direction amend the formula to produce a value of TE7t such that the Licensee is neither advantaged nor disadvantaged by the change :

	TNUOS x 0.1162 x Loss Adjustment Factor

	where

	TNUOS is the transmission network use of system charge (expressed in pence per kWh) published for the eleventh relevant year and for the zone relevant to the Licensee, as set out in the statement provided for in Condition 10 of the Transmission Licence.

	Loss Adjustment Factor means the factor shown against the Licensees name in column 3 of Annex C to this Condition



WPE7t-1	is set equal to

	(WE7 x PE7t-1 ) + ((1-WE7) x PPPE7t-1)

PE7t-1	means the average unit price for the Licensees Domestic Economy 7 Tariff calculated as follows, using the Licensees published rates for that tariff as at the end of the tenth relevant year, and without taking account of any Prompt
Payment Discount available under that tariff :

	(Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate) + (3600 x Night Unit Rate)) / 6600

B1E7	has the value given against the Licensees name in Column 3 of Annex E

PPPE7t-1	means the average unit price for the Licensees Domestic Economy 7 Tariff calculated as follows, using the Licensees published rates for that tariff at the end of the tenth relevant year, and after taking  account of any Prompt Payment
Discount available under that tariff :

	(Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate) + (3600 x Night Unit Rate)) / 6600


9.	The Domestic Economy 7 Tariff shall be set so that at any point in time in the twelfth relevant year the weighted average unit price of that tariff represented by the term WPE7t+1 does not exceed :

		((BE7t+1+DE7t+1+TE7t+1) x 1.015 ) x (1+(Ft+1/100))

	Where:

WPE7t+1	is set equal to

	(WE7 x PE7t+1 ) + ((1-WE7) x PPPE7t+1)

WE7	means the weighting factor given against the Licensees name in Column 3 of
Annex D to this Condition

PE7t+1	means the average unit price for the Licensees Domestic Economy 7 Tariff in the twelfth relevant year calculated as follows, using the Licensees published rates for that tariff, and without taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate) + (3600 X Night Unit Rate)) / 6600

B1E7	has the value given against the Licensees name in Column 3 of Annex E to this
Condition

PPPE7t+1	means the average unit price for the Licensees Domestic Economy 7 Tariff in the twelfth relevant year calculated as follows, using the Licensees published rates for that tariff, and after taking account of any Prompt Payment Discount available under that tariff :

	(Annual Standing Charge + (B1E7 x Day Primary Unit Rate) + ((3000 - B1E7) x
Day Secondary Unit Rate) + (3600 x Night Unit Rate)) / 6600

BE7t+1	is set equal to

	BE7t . (1+(RPIt+1/100))


DE7t+1	means a sum representing the distribution use of system charges incurred by the
Licensee in the twelfth relevant year in supplying a customer on a Domestic
Economy 7 Tariff, represented by the formula :

	( D1E7t+1 + (3000 x D2E7t+1 ) + (3600 x D3E7t+1 ) + D4E7t+1 ) / 6600

D1E7t+1	is the distribution use of system charge annual standing charge for supplying that customer

D2E7t+1	is the distribution use of system charge in respect of each day unit consumed by that customer

D3E7t+1	is the distribution use of system charge in respect of each night unit consumed by that customer

D4E7t+1	is the aggregate of all other relevant distribution charges for supplying that customer

TE7t+1	is calculated in accordance with the following formula, provided that if the
Transmission Company changes the basis upon which it calculates or charges for transmission network use of system charges, the Director may by direction amend the formula to produce a value of TE7t+1 such that the Licensee is neither advantaged nor disadvantaged by the change :

	TNUOS x 0.1162 x Loss Adjustment Factor

	where

	TNUOS is the transmission network use of system charge (expressed in pence per kWh) published for the twelfth relevant year and for the zone relevant to the Licensee, as set out in the statement provided for in Condition 10 of the Transmission Licence.

	Loss Adjustment Factor means the factor shown against the Licensees name in column 3 of Annex C to this Condition

	For the purposes of this paragraph 9, any cross references to it and this Condition generally the terms BE7t , DE7t , and TE7t shall have the meanings given respectively, in paragraph 8 above.

	Supplementary Restrictions

10.	Without prejudice to condition 3F, at the beginning of the
eleventh relevant year the Licensee shall set its prices on the Restricted Tariffs so that, except with the prior written consent of the Director, in addition to complying with paragraph 6 or, as the case may be, paragraph 8, the limits in paragraph 11 shall apply.

11.	The standing charge and unit rates for the Standard Domestic
Tariff and Domestic Economy 7 Tariff shall not at any point in time in the eleventh relevant year exceed in each case the charges made at the end of the tenth relevant year, multiplied by the formula :

	(1+(RPIt / 100) ) x ((1+(Ft/100))/(1+(Fd/100)))


12.	Without prejudice to Condition 3F, throughout the eleventh and subsequent relevant years, the Licensee shall set its prices on all tariffs available to Domestic Customers (other than the Restricted Tariffs) so that the standing charge, unit rate or rates and any other component parts of the tariffs shall not, except with the prior written consent of the Director, in the relevant year t exceed

	Cpt x (1 + (RPIt / 100 ) ) x ((1+(Ft/100))/(1+(Fd/100)))

	Where

	Cpt means each of the standing charge, unit rate or rates, and other component parts of the tariff, approved by the Director, prevailing on 31 March of the previous relevant year. Hence for the purposes of the eleventh relevant year, Cpt means each of the standing charge, unit rate or rates, and other component parts of the tariff, prevailing at the end of the tenth relevant year.


Prepayment Meter Tariffs

13.	In the eleventh and subsequent relevant years, the total charge in any domestic prepayment meter tariff, including charges made for the provision of the prepayment meter, shall not exceed the total charge made in the equivalent domestic tariff by more than the amount given against the Licensees name in column 2 of Annex F.

14.	The Director may by direction specify which tariffs are to be deemed prepayment meter tariffs and which tariffs are their equivalent domestic tariffs.

Standing charges and unit rates

15. (a)	Without prejudice to condition 3F, throughout the twelfth
relevant year and every subsequent relevant year, the Licensee shall set its prices for the Standard Domestic Tariff and the Domestic Economy 7 Tariff so that, except with the prior written consent of the Director, the standing charge, unit rate or rates and any other component part of those tariffs shall not exceed the formula given in sub-paragraph (b),

	Provided that if in the application of the formulae in paragraphs 7 and 9 in relevant year t :

	the value of DSDt+1 in relation to the Standard Domestic Tariff exceeds

	DSDt x (1 + (RPIt / 100 ) )

	or the value of TSDt+1 in relation to the Standard Domestic Tariff exceeds

	TSDt x (1+ (RPIt / 100 ) )

	or the value of DE7t+1 in relation to the Domestic Economy 7 Tariff exceeds

	DE7t x (1 + (RPIt / 100 ) )

	or the value of TE7t+1 in relation to the Domestic Economy 7 Tariff exceeds

	TE7t x (1+ (RPIt / 100 ) )

	then the Licensee may increase that Restricted Tariff up to the level allowed by the paragraphs 7 or 9 as appropriate.


    (b)	The formula referred to in paragraph (a) is :

	RTCpt x (1+(RPIt/100)) x ((1+(Ft/100))/(1+(Fd/100)))

	Where

RTCpt	means each of the standing charge, unit rate or rates, and other component parts of the relevant Restricted Tariff, prevailing at the end of relevant year t-1.

	Generation, Supply Business, and Transmission Services Use of System Costs

16.	If the costs to the Licensee of procuring or providing generation, supply or transmission services use of system increase substantially in the aggregate due to factors outside the Licensees control and for which the Licensee would not reasonably have been expected to have provided so that the amount allowed for under the terms BSD and BE7 in the formulae given in paragraphs 6 to 9 no longer remunerate the Licensee appropriately, the Director may direct that, in the eleventh or any subsequent relevant year (including any year to which paragraph
5 applies), the limits imposed by paragraphs 6 to 9 shall be raised to the extent specified in the direction.


	Fossil fuel levy

17.	If at any time after the Licensee has set its prices for a relevant year the value of
Ft is changed by an amount which is less than half a percentage point in the value of the then prevailing rate for Ft, after taking account of all other changes in the value of Ft since its prices were set, the Licensee shall not be required, solely on that account, to change the prices it has set.



Reporting requirements

18.	Every three months, in each of the eleventh and subsequent relevant years, the
Licensee shall submit to the Director statements summarising the costs of purchasing electricity for its Supply Business.  Such statements shall be in a form approved by the Director, and shall as a minimum include total and average costs under electricity purchase contracts for the Supply Business, and that part to be attributed to the domestic sector, for the relevant year to date and forecast for the relevant year as a whole.

Timing

19   (a)	This paragraph applies where :

(i)	a reduction has been or is to be made in charges for distribution use of system or transmission network use of system;
(ii)	the effect of the reduction is or would be, if the Licensee did not reduce its
Restricted Tariffs, to cause the prices set by the Licensee to exceed the limits on prices imposed by this Condition; and
(iii)	the Licensee reasonably expects further changes to be made to the charges for distribution use of system or transmission network use of system which will further alter the limits on prices imposed by this Condition.

(b)	Where this paragraph applies, the Licensee may give notice to the Director :

(i)	specifying the reduction in charges for distribution use of system or transmission network use of system which have been or are to be made;
(ii)	describing the effect of the reduction on the limits on prices imposed by this
Condition; and
(iii)	giving particulars of the further changes which it expects to be made in charges for distribution use of system or transmission network use of system, including particulars of the grounds for that expectation.

(c)	If the Licensee gives such notice to the Director, and the grounds for the explanation given in the notice are reasonable, the Licensee shall be deemed not to be in breach (to the extent only that such breach is attributable to the reduction in charges specified in the notice) of any limit on prices imposed by this
Condition during the period beginning with the date on which the Director receives the notice and ending with the date specified in a direction given pursuant to sub-paragraph (d) or, if no such direction is given, 28 days after the reduction in prices referred to in sub-paragraph (b)(i) takes effect.

(d)	The Director may give a direction

(i)	specifying the end of the period during which the Licensee is deemed not to be in breach of the limits on prices imposed by this Condition on account of the change in charges specified in the notice (which period may be shorter or longer than 28 days from when the change in charges takes effect) and / or

(ii)	requiring the Licensee to make such reductions in its Restricted
Tariffs during such period as is specified in the direction as will secure that the Licensee makes no significant gain as a result of its being deemed not to be in breach of any limit on prices imposed by this Condition.


	Interpretation

20.	In this Condition

	(a) all prices and revenue shall exclude value added tax (if any);

	(b) where published prices do not include an allowance for the fossil fuel levy, for the purposes of this condition such prices shall be adjusted to include the relevant fossil fuel levy;

	(c) any reference to the first relevant year means the relevant year commencing 1
April 1990 and any reference to the second relevant year and so on shall be construed accordingly;

	(d) in addition to the definitions given within this Condition the following term(s) shall have the following meaning :

	Standard Domestic Tariff means that tariff offered by the Licensee during the tenth relevant year specified against the Licensees name in Column 2 of Annex
A to this Condition;

	Domestic Economy 7 Tariff means that tariff offered by the Licensee during the tenth relevant year specified against the Licensees name in Column 3 of Annex A to this Condition;

	Restricted Tariffs means the Standard Domestic Tariff and the Domestic Economy 7 Tariff taken together;

	Prompt Payment Discount means any discount or reduction, given in respect of the relevant year (quantified on the assumption of 3300 kWh annual consumption for a Standard Domestic Tariff, and on the basis of 6600 kWh annual consumption for a Domestic Economy 7 Tariff), for the prompt or timely payment of bills by cash or cheque, compared with the charge which would be made where payment is not made promptly or on time.

	the Transmission Licence means the licence to transmit electricity in England and Wales held by the Transmission Company.

	Transmission Company means the National Grid Company plc

RPIt	means the percentage change (whether of positive or a negative value) in the arithmetic average of the Retail Price Index numbers published or determined with respect to each of the six months July to December (inclusive) in relevant year t-1 and the arithmetic average of the Retail Price Index numbers published or determined with respect to the same months in relevant year t-2.


Ft	means the rate of the fossil fuel levy prevailing from time to time


Fd	means the fossil fuel levy rate prevailing at 31 March in the previous relevant year.  Hence for the purposes of the eleventh relevant year, Fd means 0.3







ANNEX A

The Restricted Tariffs

Column 1
Column 2
Column 3

Standard Domestic Tariff
Domestic Economy 7 Tariff



Eastern
Domestic General Tariff: Table 2
Domestic Economy 7 Tariff: Table 2
East Midlands
Standard Tariff
Economy 7 Tariff
London
General Purpose Rate (Quarterly)
Economy 7 Rate (Quarterly)
Manweb
Domestic S
Economy 7
Midlands
D1 Domestic Credit Meter Tariff
D5 Domestic Economy 7 Tariff
Northern
Standard Domestic Tariff (D1)
Economy 7 Domestic Tariff (D1T)
NORWEB
D13 Domestic Tariff
D56 Economy 7 Tariff
SEEBOARD
Standard Domestic
Economy 7 Domestic
Southern
General Tariff (Quarterly)
Economy 7 Tariff (Quarterly)
SWALEC
Domestic Standard Tariff (Quarterly)
Domestic Economy 7 Tariff (Quarterly)
South Western
Domestic Tariff
Economy  7 Tariff
Yorkshire
General Domestic (GD)
Economy 7 (E7)


ANNEX B

Base Allowances


Pence per kWh (2000/01 prices)

Column 1
Column 2
Column 3

BSD
BE7



Eastern
4.867
3.766
East Midlands
4.910
3.767
London
4.953
3.799
Manweb
5.158
3.956
Midlands
4.917
3.769
Northern
5.012
3.833
NORWEB
4.935
3.799
SEEBOARD
4.956
3.812
Southern
4.961
3.805
SWALEC
5.128
3.893
South Western
5.010
3.833
Yorkshire
4.968
3.808


ANNEX C

Peak loss adjustment factors

Column 1
Column 2
Column 3

Standard Domestic
Tariff
Domestic Economy 7 Tariff
Eastern
1.0877
1.0875
East Midlands
1.0893
1.0891
London
1.0931
1.0928
Manweb
1.1487
1.1481
Midlands
1.0880
1.0876
Northern
1.0938
1.0936
NORWEB
1.0933
1.0932
SEEBOARD
1.0975
1.0973
Southern
1.0870
1.0867
SWALEC
1.0915
1.0913
South Western
1.0839
1.0838
Yorkshire
1.1016
1.1012


ANNEX D

Prompt payment discount weightings

Column 1
Column 2
Column 3

WSD
WE7
Eastern
0.902
0.886
East Midlands
1.000
1.000
London
1.000
1.000
Manweb
0.424
0.401
Midlands
1.000
1.000
Northern
0.223
0.263
NORWEB
1.000
1.000
SEEBOARD
1.000
1.000
Southern
0.495
0.503
SWALEC
1.000
1.000
South Western
1.000
1.000
Yorkshire
0.314
0.262




ANNEX E

Band blocks

Column 1
Column 2
Column 3

B1SD
B1E7
Eastern
2283
2076
East Midlands
3300
3000
London
3300
3000
Manweb
3300
3000
Midlands
3300
3000
Northern
2272
1344
NORWEB
3300
3000
SEEBOARD
728
1096
Southern
2809
3000
SWALEC
3300
3000
South Western
3300
3000
Yorkshire
3300
3000





ANNEX F

Prepayment meter surcharge

Column 1
Column 2

(POUNDS)
Eastern
11.22
East Midlands
15.00
London
15.00
Manweb
15.00
Midlands
15.00
Northern
15.00
NORWEB
15.00
SEEBOARD
15.00
Southern
15.00
SWALEC
15.00
South Western
15.00
Yorkshire
15.00





ATTACHMENT 1
12/05/00
11


ATTACHMENT 1
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